UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, DC  20549


                                FORM 8-K

                             CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported): July 1, 2005



                       Access Pharmaceuticals, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


        Delaware                     0-9314                  83-0221517
------------------------    ------------------------    -------------------
(State of Incorporation)    (Commission File Number)    (I.R.S. Employer

                                                        Identification No.)


     2600 Stemmons Freeway, Suite 176, Dallas, Texas             75207
     -----------------------------------------------           ---------
        (Address of principal executive offices)               (Zip Code)


   Registrant's telephone number, including area code: (214) 905-5100
                                                       --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
           OR STANDARD; TRANSFER

As previously disclosed Access Pharmaceuticals received notice from the staff of The American Stock Exchange ("AMEX") indicating that we were not in compliance with Section 1003(a)(i) of the AMEX Company Guide, in that our stockholders' equity is less than $2 million and we have sustained losses from continuing operations and/or net losses in two of our three most recent fiscal years; with Section 1003(a)(ii) of the AMEX Company Guide, in that our stockholders' equity is less than $4 million and we have sustained losses from continuing operations and/or net losses in three of our four most recent fiscal years; and with Section 1003(a)(iii) of the AMEX Company Guide, in that our stockholders' equity is less than $6 million and we have sustained losses from continuing operations and/or net losses in our five most recent fiscal years.

We submitted a plan to AMEX advising AMEX of the actions we have taken, or will take, that would bring us into compliance with the applicable listing standards. AMEX accepted our plan to regain compliance with the continued listing standards by December 31, 2005. If we are not in compliance with the continued listing standards at the end of the period or do not make progress consistent with the plan during such period, AMEX may initiate delisting proceedings with respect to our Common Stock.

On July 1, 2005, we issued a press release announcing the receipt of the Notice from AMEX. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

EX-99.1 Access Pharmaceuticals, Inc. Press Release, dated July 1, 2005.

                               SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Access Pharmaceuticals, Inc.
                                                 (Registrant)

                                          By: /s/ Stephen B. Thompson
                                             ------------------
                                              Stephen B. Thompson
                                              Vice President and
                                              Chief Financial Officer

Dated July 1, 2005

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